Exhibit 99.1

Certification of President and CFO Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In conjunction with the Quarterly Report on Form 10-Q of GulfMark Offshore, Inc. ("Registrant") for the quarterly period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Bruce A. Streeter, as President and Chief Operating Officer (principal executive officer) of Registrant, and Edward A. Guthrie, as Chief Financial Officer of Registrant, each hereby certifies, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

                                                                  By:     /s/ Bruce A. Streeter
                                                                            -------------------------------
                                                                            President and Chief Operating Officer
                                                                            November 6, 2002

                                                                  By:     /s/ Edward A. Guthrie
                                                                            -------------------------------
                                                                            Executive Vice President - Finance and
                                                                            Chief Financial Officer
                                                                            November 6, 2002

This certification accompanies the Report pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by Registrant for purposes of Sec. 18 of the Securities Exchange Act of 1934, as amended.